                                                                   EXHIBIT 10.15


                   AMENDMENT TO ASSIGNMENT OF LEASES AND RENTS

         THIS AMENDMENT is made and entered into as of the 23rd day of March, 1999, by and between FIRST BANK having its principal place of business in the County of St. Louis, Missouri (hereinafter referred to as "Lender") and EBS BUILDING, L.L.C., a Delaware Limited Liability Corporation, residing or having its principal place of business at 800 Market Street, St. Louis, Missouri 63101 in the City of St. Louis, Missouri (hereinafter referred to as "Borrower").

         WITNESSETH:

         WHEREAS, Lender has advanced certain funds to Borrower in the past; and

         WHEREAS, said advance was secured by an Assignment of Leases and Rents recorded in the Recorder of Deeds Office in the City of St. Louis, at Book 1374, Page 1259, (the "Assignment"); and

         WHEREAS, said Assignment provides for future advances and future obligations to be secured thereby and governed by Section 443.055 RSMo.;

         NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable considerations paid by Trustee, the receipt and sufficiency of which is hereby acknowledged by Borrower, it is agreed as follows:

         1. The Assignment is amended by deleting the first paragraph on page 3 thereof and inserting the following in lieu thereof:

         The total amount outstanding or the total amount of obligations secured at any time which is secured by this Assignment, excluding any interest and any amounts advanced by Lender for the protection of the security interest herein granted or amounts advanced or obligations incurred or evidenced for the completion of a contemplated improvement under a construction loan agreement, shall not exceed Six Million Dollars ($6,000,000). This Assignment, including any future advances or future obligations, shall be governed by all provisions of Section 443.055 of the Revised Statutes of Missouri in effect as of the date hereof.

         2. The lien of the original Assignment and the covenants and agreements therein, and in the note originally secured by the Assignment and all other obligations secured thereby, except as herein modified, shall be and remain in full force and effect, subject to all of the conditions and provisions contained in the note secured by the original Assignment and other obligations in the Assignment. Borrower hereby assumes and agrees to be bound by and to perform all of the covenants and agreements contained in the note originally secured by the Assignment, and other obligations in the Assignment to be performed by the makers thereof, at the times and in the manner therein specified, except as expressly modified and/or extended herein.




              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amendment has been duly executed by the undersigned as of the 23rd day of March, 1999.

                                        EBS BUILDING, L.L.C.

                                        By:  PricewaterhouseCoopers LLP, manager
(SEAL)

                                        By:   /s/ Keith F. Cooper
                                           -------------------------------------
                                            Keith F. Cooper, Partner


                                        FIRST BANK


                                        By:    /s/ Russell L. Whites
                                           -------------------------------------
                                           Russell L. Whites, Vice President

STATE OF MISSOURI    )
                     )       SS.
COUNTY OF ST. LOUIS  )

         On this      day of March, 1999, before me appeared Keith F. Cooper, to me personally known, who, by me being duly sworn did say that he is a partner of PricewaterhouseCoopers LLP, a limited liability partnership, and the said limited liability partnership is the manager of EBS Building, L.L.C., a limited liability company and said Keith F. Cooper acknowledged that he executed the same in behalf of said limited liability partnership and said limited liability company and said Keith F. Cooper acknowledged said instrument to be the free act and deed of said limited liability partnership and said limited liability company.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in the county or city and state aforesaid, the day and year last above written.

                                                    /s/ Donna R. Franz
                                            -----------------------------------
                                            Notary Public

My Term Expires: 1/9/2001

                              LENDER ACKNOWLEDGMENT

STATE OF MISSOURI          )
                           )       SS.
COUNTY OF ST. LOUIS        )

         On this      day of March, 1999, before me appeared Russell L. Whites,
to me personally known, who, being by me duly sworn, did say that he is a Vice President of First Bank, a Missouri banking corporation and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors; and said Russell L. Whites acknowledged said instrument to be the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed an official seal at my office in the county or city and state aforesaid, the day and year last above written.

                                             /s/ Marsha A. Woods
                                             -----------------------------------
                                             Notary Public

My Term Expires: July 1, 2001




                                      -4-